Schedule of Investments PIMCO Income Strategy Fund	April 30, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 136.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 15.1%
Advanz Pharma Corp. 6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$2,298	$2,014
Al Convoy (Luxembourg) SARL 4.635% - 4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		38	36
Altice France S.A. 4.814% (LIBOR03M + 4.000%) due 08/14/2026 ~		99	92
Arconic Corp. 3.240% (LIBOR03M + 2.750%) due 03/25/2027 «~		16	16
Banijay Entertainment U.S. Holdings TBD% due 03/04/2025 «		8	8
Clay Holdco BV 4.500% (EUR003M + 4.500%) due 10/30/2025 ~	EUR	950	971
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		$207	158
DTEK Trading S.A. 5.404% (LIBOR03M + 5.000%) due 06/30/2023 ~		1,449	681
Dubai World (3.000% Cash and 1.750% PIK) 4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		2,592	2,424
Elanco Animal Health, Inc. TBD% due 02/04/2027		64	62
Emerald TopCo, Inc. 3.904% - 4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~		55	52
Encina Private Credit LLC TBD% - 4.128% (LIBOR03M + 3.128%) due 11/30/2025 «~		4,600	4,600
Envision Healthcare Corp. 4.154% (LIBOR03M + 3.750%) due 10/10/2025 ~		8,216	5,771
EyeCare Partners LLC
0.500% due 02/18/2027 µ		5	5
4.822% (LIBOR03M + 3.750%) due 02/05/2027 ~		23	20
Financial & Risk U.S. Holdings, Inc. 3.654% (LIBOR03M + 3.250%) due 10/01/2025 ~		347	340
Forbes Energy Services LLC (5.000% Cash and 11.000% PIK) 16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(d)		214	180
Frontier Communications Corp. 5.210% - 5.350% (LIBOR03M + 3.750%) due 06/15/2024 ~		292	286
Ingersoll Rand Co. Ltd. 2.154% (LIBOR03M + 1.750%) due 03/01/2027 ~		26	25
Innophos, Inc. 4.614% (LIBOR03M + 3.750%) due 02/04/2027 «~		11	11
IRB Holding Corp. 3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 ~		404	355
Jefferies Finance LLC 3.688% (LIBOR03M + 3.250%) due 06/03/2026 ~		11	10
McDermott International, Inc.
0.500% - 10.647% (LIBOR03M + 9.000%) due 10/21/2020 ~		814	782
10.647% (LIBOR03M + 9.000%) due 10/21/2020 ~		787	757
McDermott Technology Americas, Inc.
TBD% due 05/09/2025 ^(e)		1,078	349
Messer Industrie GmbH 3.950% (LIBOR03M + 2.500%) due 03/01/2026 ~		32	30
MH Sub LLC 4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~		59	54
Nascar Holdings, Inc. 3.375% (LIBOR03M + 2.750%) due 10/19/2026 ~		35	33
NCI Building Systems, Inc. 4.579% (LIBOR03M + 3.750%) due 04/12/2025 ~		20	17
Neiman Marcus Group Ltd. LLC 7.500% (LIBOR03M + 6.000%) due 10/25/2023 ~		5,294	2,104
Neiman Marcus Group Ltd. LLC (7.000% Cash and 1.000% PIK) 8.000% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)		4,067	1,538
Ortho-Clinical Diagnostics S.A. 4.266% (LIBOR03M + 3.250%) due 06/30/2025 ~		298	267
Pacific Gas & Electric Co. TBD% due 02/22/2049 ^«(e)		100	100
PetSmart, Inc. 5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		31	30
Playtika Holding Corp. 7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~		1,936	1,921
PUG LLC 3.904% (LIBOR03M + 3.500%) due 02/12/2027 «~		18	15
Sequa Mezzanine Holdings LLC 10.000% (LIBOR03M + 9.000%) due 04/28/2022 ~		40	29

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

Sotera Health Holdings LLC 5.500% (LIBOR03M + 4.500%) due 12/13/2026 ~		70	68
Starfruit Finco BV 3.864% (LIBOR03M + 3.000%) due 10/01/2025 ~		96	88
Summer (BC) Holdco B SARL
6.906% (LIBOR03M + 5.000%) due 12/04/2026 «~		1,277	1,079
6.917% (LIBOR03M + 5.000%) due 12/04/2026 «~		320	270
Sunshine Luxembourg SARL 5.322% (LIBOR03M + 4.250%) due 10/01/2026 ~		100	92
Syniverse Holdings, Inc. 6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,513	3,200
U.S. Renal Care, Inc. 5.438% (LIBOR03M + 5.000%) due 06/26/2026 ~		218	207
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		2,039	1,807
Westmoreland Mining Holdings LLC 9.093% (LIBOR03M + 8.250%) due 03/15/2022 «~		503	498
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(d)		1,725	1,121
Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		3,584	2,231
8.250% (PRIME + 5.000%) due 03/29/2021 «~		4,862	3,063
Zayo Group Holdings, Inc. 3.404% (LIBOR03M + 3.000%) due 03/09/2027 ~		100	94
Total Loan Participations and Assignments (Cost $53,651)			39,961
CORPORATE BONDS & NOTES 60.1%
BANKING & FINANCE 25.2%
Ally Financial, Inc. 8.000% due 11/01/2031		537	648
Ambac LSNI LLC 6.450% due 02/12/2023 •		225	215
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,925	6,762
8.625% due 07/15/2023		$200	191
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	400	121
Barclays PLC
7.125% due 06/15/2025 •(i)(j)	GBP	5,100	6,113
7.750% due 09/15/2023 •(i)(j)(m)		$400	386
8.000% due 06/15/2024 •(i)(j)(m)		200	200
Brookfield Finance, Inc.
3.900% due 01/25/2028		6	6
4.700% due 09/20/2047		68	69
Cantor Fitzgerald LP
4.875% due 05/01/2024		15	15
6.500% due 06/17/2022 (m)		3,000	3,093
CBL & Associates LP 5.950% due 12/15/2026		3,880	1,051
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	202
7.500% due 12/11/2023 •(i)(j)		640	679
7.500% due 12/11/2023 •(i)(j)(m)		2,900	3,078
Emerald Bay S.A. 0.000% due 10/08/2020 (h)	EUR	846	899
Equitable Holdings, Inc. 5.000% due 04/20/2048		$4	4
ESH Hospitality, Inc. 4.625% due 10/01/2027		27	24
Flagstar Bancorp, Inc. 6.125% due 07/15/2021		1,700	1,709
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		179	148
6.750% due 03/15/2022		232	211
GSPA Monetization Trust 6.422% due 10/09/2029		1,519	1,500
HSBC Bank PLC 6.330% due 05/23/2023		2,800	2,615
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	246
6.000% due 09/29/2023 •(i)(j)(m)	EUR	1,200	1,366
6.500% due 03/23/2028 •(i)(j)		$200	199
Hunt Cos., Inc. 6.250% due 02/15/2026		12	10
ING Groep NV 5.750% due 11/16/2026 •(i)(j)		200	193
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		32	31
Ladder Capital Finance Holdings LLLP 4.250% due 02/01/2027		17	12
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)(m)		2,900	2,873
7.875% due 06/27/2029 •(i)(j)	GBP	3,219	4,364

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

Navient Corp.
5.625% due 08/01/2033		$31	24
7.250% due 09/25/2023 (m)		2,974	2,866
Newmark Group, Inc. 6.125% due 11/15/2023		28	26
Oppenheimer Holdings, Inc. 6.750% due 07/01/2022		594	579
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(i)(j)(m)		1,400	1,342
8.000% due 08/10/2025 •(i)(j)(m)		3,000	3,134
8.625% due 08/15/2021 •(i)(j)(m)		800	819
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)	GBP	2,850	3,340
7.375% due 06/24/2022 •(i)(j)		1,800	2,117
Societe Generale S.A. 7.375% due 10/04/2023 •(i)(j)		$300	282
Springleaf Finance Corp.
5.625% due 03/15/2023		586	560
6.125% due 03/15/2024		66	62
6.875% due 03/15/2025		54	51
TP ICAP PLC 5.250% due 01/26/2024 (m)	GBP	2,023	2,686
UniCredit SpA 7.830% due 12/04/2023 (m)		$1,960	2,155
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	1,412	1,967
Uniti Group LP 7.875% due 02/15/2025		$2,723	2,638
Voyager Aviation Holdings LLC 8.500% due 08/15/2021 (m)		3,228	2,670
			66,551
INDUSTRIALS 23.8%
Albertsons Cos., Inc.
3.500% due 02/15/2023		10	10
4.625% due 01/15/2027		4	4
4.875% due 02/15/2030		10	10
Altice Financing S.A.
2.250% due 01/15/2025	EUR	100	103
7.500% due 05/15/2026 (m)		$1,500	1,571
Altice France S.A. 8.125% due 02/01/2027		500	544
Arconic Corp. 6.125% due 02/15/2028		16	15
Associated Materials LLC 9.000% due 01/01/2024		380	329
Avon International Capital PLC 6.500% due 08/15/2022		12	11
B.C. Unlimited Liability Co. 4.375% due 01/15/2028		16	16
Baffinland Iron Mines Corp. 8.750% due 07/15/2026		500	442
Boeing Co.
4.508% due 05/01/2023 (c)		230	230
4.875% due 05/01/2025 (c)		230	230
5.040% due 05/01/2027 (c)		184	184
5.150% due 05/01/2030 (c)		230	230
5.705% due 05/01/2040 (c)		384	384
5.805% due 05/01/2050 (c)		288	288
5.930% due 05/01/2060 (c)		384	384
Bombardier, Inc.
6.000% due 10/15/2022		16	12
6.125% due 01/15/2023		182	131
7.500% due 03/15/2025		6	4
7.875% due 04/15/2027		2,848	1,862
Camelot Finance S.A. 4.500% due 11/01/2026		3	3
CCO Holdings LLC
4.500% due 08/15/2030		82	83
4.750% due 03/01/2030		88	90
Centene Corp. 4.750% due 01/15/2025		86	88
Citrix Systems, Inc. 3.300% due 03/01/2030		38	39
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		82	69
Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		3,960	3,708
6.625% due 02/15/2025		629	581
8.000% due 03/15/2026 (m)		906	873
8.625% due 01/15/2024 (m)		439	431
Connect Finco SARL 6.750% due 10/01/2026		30	29
Continental Airlines Pass-Through Trust 9.798% due 10/01/2022		81	78

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

Corning, Inc. 5.450% due 11/15/2079		37	42
CVS Pass-Through Trust 7.507% due 01/10/2032		393	464
Dell International LLC 6.020% due 06/15/2026 (m)		1,200	1,301
Diamond Resorts International, Inc. 10.750% due 09/01/2024 (m)		834	537
DriveTime Automotive Group, Inc. 8.000% due 06/01/2021 (m)		800	720
Eldorado Resorts, Inc. 6.000% due 09/15/2026		1,100	1,110
Energy Transfer Operating LP
2.900% due 05/15/2025		19	18
3.750% due 05/15/2030		41	37
5.000% due 05/15/2050		38	34
Envision Healthcare Corp. 8.750% due 10/15/2026		1,105	375
Exela Intermediate LLC 10.000% due 07/15/2023		57	11
Ferroglobe PLC 9.375% due 03/01/2022		700	264
First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	610
6.875% due 03/01/2026		458	404
Flex Ltd. 4.875% due 06/15/2029		8	8
Ford Motor Co. 7.700% due 05/15/2097 (m)		7,435	6,506
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		3,313	2,087
Full House Resorts, Inc.
8.575% due 01/31/2024		194	187
9.738% due 02/02/2024		17	16
General Electric Co.
6.150% due 08/07/2037		19	22
6.875% due 01/10/2039		15	19
Griffon Corp. 5.750% due 03/01/2028		12	11
HCA, Inc.
3.500% due 09/01/2030		44	42
7.500% due 11/15/2095		1,050	1,164
iHeartCommunications, Inc.
6.375% due 05/01/2026		566	537
8.375% due 05/01/2027		188	158
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK) 3.625% due 05/15/2025 (d)	EUR	100	99
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)		100	98
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		$225	193
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)		200	175
Innophos Holdings, Inc. 9.375% due 02/15/2028		60	58
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(e)		39	8
Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		18	19
8.500% due 10/15/2024 ^(e)		3,850	2,253
9.750% due 07/15/2025 ^(e)		1,539	901
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		2,714	420
8.125% due 06/01/2023 ^(e)(m)		524	46
Kinder Morgan, Inc.
7.750% due 01/15/2032		800	1,025
7.800% due 08/01/2031 (m)		1,600	1,999
Laredo Petroleum, Inc.
9.500% due 01/15/2025		12	5
10.125% due 01/15/2028		9	4
LifePoint Health, Inc. 4.375% due 02/15/2027		4	4
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025		302	77
Mattel, Inc. 5.875% due 12/15/2027		7	7
Micron Technology, Inc. 5.327% due 02/06/2029		74	85
NCL Corp. Ltd. 3.625% due 12/15/2024		36	23
Netflix, Inc.
3.625% due 06/15/2030	EUR	100	111
3.875% due 11/15/2029		304	343
4.625% due 05/15/2029		100	118
4.875% due 06/15/2030		$100	108
5.375% due 11/15/2029		30	33

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

New Albertson's LP 6.570% due 02/23/2028 (m)		2,800	2,722
Noble Holding International Ltd. 7.875% due 02/01/2026		128	29
Odebrecht Oil & Gas Finance Ltd.
0.000% due 05/28/2020 (h)(i)		191	2
0.000% due 05/29/2020 (h)(i)		259	3
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		218	199
7.250% due 02/01/2028		256	231
Pacific Drilling SA 8.375% due 10/01/2023		190	43
Pan American Energy LLC 26.659% (BADLARPP) due 11/20/2020 ~	ARS	15,100	127
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$52	53
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	158
4.750% due 02/26/2029		833	689
4.875% due 02/21/2028		1,756	1,490
5.350% due 02/12/2028		$333	250
5.950% due 01/28/2031		94	69
6.490% due 01/23/2027		40	33
6.500% due 03/13/2027 (m)		3,093	2,524
6.750% due 09/21/2047		20	14
6.840% due 01/23/2030		110	86
6.950% due 01/28/2060		150	106
7.690% due 01/23/2050		60	44
Petronas Capital Ltd.
3.500% due 04/21/2030		200	210
4.550% due 04/21/2050		200	218
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	200	188
Prime Security Services Borrower LLC 6.250% due 01/15/2028		$38	34
PTC, Inc.
3.625% due 02/15/2025		15	15
4.000% due 02/15/2028		8	8
QVC, Inc. 5.950% due 03/15/2043 (m)		1,521	1,150
Radiate Holdco LLC 6.875% due 02/15/2023		2	2
Radiology Partners, Inc. 9.250% due 02/01/2028		28	27
Refinitiv U.S. Holdings, Inc. 4.500% due 05/15/2026	EUR	100	115
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	700	1,133
Sands China Ltd.
5.125% due 08/08/2025 (m)		$200	210
5.400% due 08/08/2028 (m)		1,502	1,579
Sensata Technologies, Inc. 4.375% due 02/15/2030		14	14
Spanish Broadcasting System, Inc. 12.500% due 04/15/2049 ^(e)		908	943
Staples, Inc. 7.500% due 04/15/2026		5	4
TEGNA, Inc. 4.625% due 03/15/2028		90	81
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		942	914
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022		674	643
Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		257	251
6.000% due 01/31/2025	EUR	100	114
Topaz Solar Farms LLC
4.875% due 09/30/2039		$1,076	1,121
5.750% due 09/30/2039		4,763	5,297
TransDigm, Inc. 5.500% due 11/15/2027		20	17
Transocean Pontus Ltd. 6.125% due 08/01/2025		58	48
Transocean, Inc.
7.250% due 11/01/2025		68	27
7.500% due 01/15/2026		56	22
8.000% due 02/01/2027		66	26
Trident TPI Holdings, Inc. 9.250% due 08/01/2024		9	8
Triumph Group, Inc.
5.250% due 06/01/2022		10	8
6.250% due 09/15/2024		32	25
U.S. Renal Care, Inc. 10.625% due 07/15/2027		34	34
Unigel Luxembourg S.A. 8.750% due 10/01/2026		200	121

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

United Group BV
3.125% due 02/15/2026	EUR	116	120
3.625% due 02/15/2028		100	102
Univision Communications, Inc. 5.125% due 02/15/2025		$283	250
Valaris PLC
5.750% due 10/01/2044		153	14
7.750% due 02/01/2026		8	1
Vale Overseas Ltd.
6.250% due 08/10/2026		71	78
6.875% due 11/21/2036		29	34
6.875% due 11/10/2039		257	305
ViaSat, Inc.
5.625% due 09/15/2025		36	34
5.625% due 04/15/2027		7	7
Western Midstream Operating LP
2.161% (US0003M + 0.850%) due 01/13/2023 ~		22	18
3.100% due 02/01/2025		16	15
4.050% due 02/01/2030		16	15
5.250% due 02/01/2050		16	13
Wyndham Destinations, Inc.
3.900% due 03/01/2023		34	30
4.625% due 03/01/2030		22	19
5.400% due 04/01/2024		4	3
5.750% due 04/01/2027		349	308
YPF S.A. 26.761% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,800	32
Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$242	236
6.125% due 03/01/2028		37	35
			63,110
UTILITIES 11.1%
CenturyLink, Inc. 4.000% due 02/15/2027		30	29
DTEK Finance PLC 10.750% due 12/31/2024		593	279
Edison International 5.750% due 06/15/2027		31	35
Frontier Communications Corp. 8.000% due 04/01/2027		52	53
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (m)		3,700	4,049
Northwestern Bell Telephone 7.750% due 05/01/2030		7,000	7,074
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		32	26
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		136	47
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		558	425
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		2,753	341
Pacific Gas & Electric Co.
3.250% due 09/15/2021 ^(e)		119	122
3.300% due 03/15/2027 ^(e)		1,070	1,082
3.300% due 12/01/2027 ^(e)		300	303
3.400% due 08/15/2024 ^(e)		218	227
3.500% due 06/15/2025 ^(e)		365	375
3.750% due 02/15/2024 ^(e)		76	80
3.750% due 08/15/2042 ^(e)		10	10
3.850% due 11/15/2023 ^(e)		196	205
4.000% due 12/01/2046 ^(e)		4	4
4.250% due 05/15/2021 ^(e)		816	836
4.250% due 08/01/2023 ^(e)		552	593
4.300% due 03/15/2045 ^(e)		11	12
4.500% due 12/15/2041 ^(e)		10	10
4.600% due 06/15/2043 ^(e)		8	9
4.650% due 08/01/2028 ^(e)		515	577
4.750% due 02/15/2044 ^(e)		382	424
5.125% due 11/15/2043 ^(e)		637	708
5.400% due 01/15/2040 ^(e)		8	9
5.800% due 03/01/2037 ^(e)		1,998	2,251
6.050% due 03/01/2034 ^(e)		989	1,117
6.250% due 03/01/2039 ^(e)		299	337
6.350% due 02/15/2038 ^(e)		396	449
Petrobras Global Finance BV
5.093% due 01/15/2030		2,378	2,175
6.625% due 01/16/2034	GBP	100	119
RCS & RDS S.A. 2.500% due 02/05/2025	EUR	100	106
Rio Oil Finance Trust 9.250% due 07/06/2024		$2,457	2,340
Southern California Edison Co.
2.850% due 08/01/2029		8	8

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

3.650% due 03/01/2028	3	3
3.650% due 02/01/2050	15	16
5.750% due 04/01/2035	4	5
6.000% due 01/15/2034	2	3
6.650% due 04/01/2029	18	21
Sprint Communications, Inc. 6.000% due 11/15/2022	229	243
Sprint Corp. 7.875% due 09/15/2023 (m)	1,852	2,093
Talen Energy Supply LLC 6.625% due 01/15/2028	14	13
Transocean Poseidon Ltd. 6.875% due 02/01/2027	54	43
		29,286
Total Corporate Bonds & Notes (Cost $175,414)		158,947
CONVERTIBLE BONDS & NOTES 0.8%
INDUSTRIALS 0.8%
Caesars Entertainment Corp. 5.000% due 10/01/2024	486	691
DISH Network Corp. 3.375% due 08/15/2026	1,600	1,301
		1,992
UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024	4	1
Total Convertible Bonds & Notes (Cost $2,509)		1,993
MUNICIPAL BONDS & NOTES 5.3%
CALIFORNIA 0.3%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010 7.500% due 10/01/2030	600	615
ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040	6,000	6,454
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029	60	68
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	11
7.350% due 07/01/2035	10	11
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033	40	36
		6,580
VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	385	325
WEST VIRGINIA 2.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	21,900	942
7.467% due 06/01/2047	5,685	5,450
		6,392
Total Municipal Bonds & Notes (Cost $13,599)		13,912
U.S. GOVERNMENT AGENCIES 3.9%
Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)	3,385	347
4.000% due 11/25/2042 (a)	1,527	204
4.137% due 02/25/2040 •	150	106
5.269% due 06/25/2043 •(a)	500	112
5.563% due 02/25/2049 •(a)	1,527	238
6.237% due 07/25/2029 •	570	484
12.047% due 12/25/2040 •	132	211
Freddie Mac
0.000% due 02/25/2046 (b)(h)	3,139	2,827
0.100% due 02/25/2046 (a)	36,636	20
0.700% due 11/25/2055 ~(a)	16,858	1,307
3.000% due 11/15/2033 (a)	3,323	262
6.142% due 11/25/2055 «~	4,000	2,442
7.968% due 11/15/2040 •	198	277
8.037% due 12/25/2027 •	1,488	1,167

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

11.237% due 03/25/2025 •		288	208
Total U.S. Government Agencies (Cost $10,869)			10,212
NON-AGENCY MORTGAGE-BACKED SECURITIES 10.2%
Banc of America Alternative Loan Trust 6.000% due 01/25/2036 ^		34	32
Banc of America Funding Trust 6.000% due 08/25/2036 ^		722	674
BCAP LLC Trust
3.533% due 03/27/2036 ~		1,028	798
4.863% due 03/26/2037 þ		356	374
79.993% due 06/26/2036 ~(a)		61	32
Bear Stearns ALT-A Trust
0.807% due 06/25/2046 ^•		1,419	1,646
3.768% due 09/25/2047 ^~		2,441	1,801
3.794% due 11/25/2036 ^~		187	144
4.246% due 09/25/2035 ^~		217	157
Bear Stearns Commercial Mortgage Securities Trust 5.935% due 04/12/2038 ~		100	100
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ		311	297
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~		2	2
CD Mortgage Trust 5.688% due 10/15/2048		2,694	1,559
Chase Mortgage Finance Trust
3.789% due 12/25/2035 ^~		3	3
6.000% due 02/25/2037 ^		391	249
6.000% due 07/25/2037 ^		277	202
6.250% due 10/25/2036 ^		781	568
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		38	37
Commercial Mortgage Loan Trust 6.253% due 12/10/2049 ~		810	360
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		994	790
6.000% due 08/25/2037 ^~		464	366
Countrywide Alternative Loan Trust
0.837% due 05/25/2037 ^•		160	56
3.915% due 04/25/2036 ^~		435	385
5.500% due 03/25/2035		124	80
5.500% due 12/25/2035 ^		1,386	1,061
5.750% due 01/25/2035		117	116
6.000% due 02/25/2035		172	164
6.000% due 08/25/2036 ^•		183	149
6.000% due 04/25/2037 ^		472	309
6.250% due 11/25/2036 ^		302	258
6.250% due 12/25/2036 ^•		822	539
6.500% due 08/25/2036 ^		218	119
Countrywide Home Loan Mortgage Pass-Through Trust
3.731% due 02/20/2035 ~		9	8
5.500% due 10/25/2035 ^		250	212
6.250% due 09/25/2036 ^		242	162
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2.897% due 06/25/2034 •		2,030	1,814
Eurosail PLC 4.506% due 06/13/2045 •	GBP	239	200
GS Mortgage Securities Trust 5.622% due 11/10/2039		$298	228
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		27	44
6.000% due 02/25/2036 ^		1,613	1,057
HarborView Mortgage Loan Trust
1.438% due 01/19/2035 •		70	63
4.251% due 07/19/2035 ^~		19	17
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,658	840
JPMorgan Alternative Loan Trust
3.665% due 03/25/2037 ^~		551	495
3.769% due 03/25/2036 ^~		708	584
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		52	46
JPMorgan Mortgage Trust
3.706% due 02/25/2036 ^~		136	111
4.024% due 01/25/2037 ^~		172	145
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		342	193
5.562% due 02/15/2040 ^~		134	75
Lehman XS Trust 0.707% due 06/25/2047 •		748	605
Merrill Lynch Mortgage Investors Trust 3.656% due 03/25/2036 ^~		773	497
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ^~		2,386	844

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

Motel Trust 7.741% due 08/15/2024 •		324	257
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		478	297
6.000% due 07/25/2037 ^		658	353
6.250% due 09/25/2037 ^		1,218	709
Residential Funding Mortgage Securities, Inc. Trust
5.087% due 08/25/2036 ^~		406	384
6.000% due 09/25/2036 ^		99	88
6.000% due 06/25/2037 ^		1,042	978
Structured Adjustable Rate Mortgage Loan Trust
3.649% due 11/25/2036 ^~		606	532
3.854% due 01/25/2036 ^~		625	423
SunTrust Adjustable Rate Mortgage Loan Trust
3.854% due 04/25/2037 ^~		495	389
3.931% due 02/25/2037 ^~		91	79
WaMu Mortgage Pass-Through Certificates Trust
2.484% due 12/25/2046 •		277	235
3.652% due 02/25/2037 ^~		228	192
3.655% due 10/25/2036 ^~		355	295
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037 ^		41	40
Total Non-Agency Mortgage-Backed Securities (Cost $26,970)			26,918
ASSET-BACKED SECURITIES 19.6%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	829
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	1,106
Argent Securities Trust 0.677% due 03/25/2036 •		6,902	4,448
Asset-Backed Funding Certificates Trust 0.637% due 10/25/2036 •		4,117	3,839
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	745
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036 ^		$213	150
Belle Haven ABS CDO Ltd. 2.150% due 07/05/2046 •		85,896	107
BlueMountain CLO Ltd. 6.761% due 04/13/2027 •		1,000	793
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	354
0.000% due 10/22/2031 ~		1,000	356
Citigroup Mortgage Loan Trust 0.637% due 12/25/2036 •		3,370	1,597
Countrywide Asset-Backed Certificates
0.627% due 06/25/2047 ^•		627	532
0.687% due 06/25/2047 ^•		4,199	3,463
Dryden CLO Ltd. 0.000% due 07/17/2031 ~		5,689	3,190
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		4	376
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	73
GSAMP Trust
0.747% due 02/25/2046 •		$3,125	2,781
1.462% due 03/25/2035 ^•		5,160	4,338
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		2,700	957
JPMorgan Mortgage Acquisition Trust 0.807% due 04/25/2036 •		6,000	5,278
Lehman XS Trust 6.290% due 06/24/2046 þ		1,142	1,125
Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	1,331
0.000% due 03/15/2030 «(h)		3	1,044
Merrill Lynch Mortgage Investors Trust 1.267% due 04/25/2037 •		236	127
Morgan Stanley Mortgage Loan Trust
0.607% due 04/25/2037 •		3,169	1,208
6.250% due 02/25/2037 ^~		297	181
Residential Asset Mortgage Products Trust 0.767% due 09/25/2036 •		208	191
Securitized Asset-Backed Receivables LLC Trust 0.627% due 05/25/2036 •		5,084	2,983
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,360
SLM Student Loan Trust 0.000% due 01/25/2042 «(h)		2	1,075
SoFi Consumer Loan Program LLC 0.000% due 11/25/2026 «(h)		22	764
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	637
0.000% due 09/25/2040 (h)		846	353

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

South Coast Funding Ltd. 2.501% due 08/10/2038 •		5,643	872
Symphony CLO Ltd. 5.911% due 07/14/2026 •		1,000	722
Taberna Preferred Funding Ltd.
2.121% due 08/05/2036 •		156	130
2.121% due 08/05/2036 ^•		2,922	2,433
Total Asset-Backed Securities (Cost $62,831)			51,848
SOVEREIGN ISSUES 4.1%
Argentina Government International Bond
1.000% due 08/05/2021	ARS	26,446	206
2.500% due 07/22/2021		8,400	67
3.375% due 01/15/2023	EUR	100	28
3.380% due 12/31/2038 þ		1,734	502
5.250% due 01/15/2028		100	26
6.250% due 11/09/2047		100	25
7.820% due 12/31/2033		5,220	1,868
15.500% due 10/17/2026	ARS	26,000	120
22.179% (BADLARPP + 2.000%) due 04/03/2022 ~		30,292	195
30.016% (BADLARPP) due 10/04/2022 ~		25	0
38.037% (ARLLMONP) due 06/21/2020 ~		68,813	583
Autonomous City of Buenos Aires Argentina
22.292% (BADLARPP + 5.000%) due 01/23/2022 ~		43,600	332
23.611% due 03/29/2024 ~		52,046	317
Autonomous Community of Catalonia 4.900% due 09/15/2021	EUR	700	811
Ghana Government International Bond
6.375% due 02/11/2027		$300	232
7.875% due 02/11/2035		400	303
8.750% due 03/11/2061		200	152
Provincia de Buenos Aires 22.968% due 04/12/2025 ~	ARS	217,314	1,089
South Africa Government International Bond
4.850% due 09/30/2029		$600	519
5.750% due 09/30/2049		600	471
Turkey Government International Bond
4.625% due 03/31/2025	EUR	800	836
5.200% due 02/16/2026		300	316
5.600% due 11/14/2024		$1,400	1,339
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	582	495
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$120	10
8.250% due 10/13/2024 ^(e)		12	1
9.250% due 09/15/2027 ^(e)		151	13
Total Sovereign Issues (Cost $23,973)			10,856
		SHARES
COMMON STOCKS 1.0%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (f)		261,329	252
iHeartMedia, Inc. «(f)		197	1
iHeartMedia, Inc. 'A' (f)		14,710	104
			357
CONSUMER DISCRETIONARY 0.8%
Caesars Entertainment Corp. (f)		227,344	2,196
ENERGY 0.0%
Forbes Energy Services Ltd. (f)(k)		13,350	1
INDUSTRIALS 0.1%
Westmoreland Mining Holdings LLC «(f)(k)		25,438	216
Total Common Stocks (Cost $5,642)			2,770
WARRANTS 0.3%
COMMUNICATION SERVICES 0.2%
iHeartMedia, Inc. - Exp. 05/01/2039		95,797	672
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		394,000	150

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

Total Warrants (Cost $2,083)			822
PREFERRED SECURITIES 3.7%
BANKING & FINANCE 1.3%
Banco Santander S.A. 6.250% due 09/11/2021 •(i)(j)		200,000	212
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)		35,000	35
Nationwide Building Society 10.250% ~		16,350	3,027
			3,274
INDUSTRIALS 2.4%
General Electric Co. 5.000% due 01/21/2021 •(i)		127,000	104
Sequa Corp. (12.000% PIK) 12.000% «(d)		9,729	6,311
			6,415
Total Preferred Securities (Cost $10,866)			9,689
REAL ESTATE INVESTMENT TRUSTS 1.3%
REAL ESTATE 1.3%
VICI Properties, Inc.		202,347	3,525
Total Real Estate Investment Trusts (Cost $2,691)			3,525
SHORT-TERM INSTRUMENTS 10.7%
REPURCHASE AGREEMENTS (l) 7.3%			19,311
		PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.0%
Argentina Government International Bond 1.100% due 04/17/2021	ARS	11,616	94
ARGENTINA TREASURY BILLS 0.3%
23.437% due 07/31/2020 ~		10,740	90
25.428% due 08/28/2020 ~		21,489	175
31.539% due 05/28/2020 ~		4,997	45
31.898% due 06/22/2020 ~		6,650	59
33.719% due 05/13/2020 - 10/29/2020 (c)(g)(h)		51,415	478
			847
U.S. TREASURY BILLS 3.1%
0.099% due 05/12/2020 - 06/23/2020 (c)(g)(h)(p)		$8,147	8,147
Total Short-Term Instruments (Cost $28,764)			28,399
Total Investments in Securities (Cost $419,862)			359,852
Total Investments 136.1% (Cost $419,862)			$359,852
Financial Derivative Instruments (n)(o) (0.8)%(Cost or Premiums, net $1,886)			(1,977)
Auction Rate Preferred Shares (17.1)%			(45,200)
Other Assets and Liabilities, net (18.2)%			(48,237)
Net Assets Applicable to Common Shareholders 100.0%			$264,438

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^				Security is in default.
«				Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ				Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)				Security is an Interest Only ("IO") or IO Strip.
(b)				Principal only security.
(c)				When-issued security.
(d)				Payment in-kind security.
(e)				Security is not accruing income as of the date of this report.
(f)				Security did not produce income within the last twelve months.
(g)				Coupon represents a weighted average yield to maturity.
(h)				Zero coupon security.
(i)				Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)				Contingent convertible security.
(k)				RESTRICTED SECURITIES:
Issuer Description					Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Forbes Energy Services Ltd.					10/09/2014 - 11/18/2016		$532	$1	0.00%
Westmoreland Mining Holdings LLC					12/08/2014 - 10/19/2016		733	216	0.08
							$1,265	$217	0.08%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)				REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By		Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.070%	04/30/2020	05/01/2020	$5,400	U.S. Treasury Bonds 4.375% due 11/15/2039		$(5,481)	$5,400	$5,400
BPS	0.080	04/30/2020	05/01/2020	5,400	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021		(5,504)	5,400	5,400
FICC	0.000	04/30/2020	05/01/2020	1,011	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021		(1,033)	1,011	1,011
MBC	0.070	04/30/2020	05/01/2020	2,100	U.S. Treasury Notes 1.750% due 10/31/2020		(2,187)	2,100	2,100
TDM	0.070	04/30/2020	05/01/2020	5,400	U.S. Treasury Inflation Protected Securities 0.750% due 02/15/2045		(5,383)	5,400	5,400
Total Repurchase Agreements							$(19,588)	$19,311	$19,311
REVERSE REPURCHASE AGREEMENTS:
Counterparty				Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY				1.500%	04/16/2020	TBD(3)	$(193)		$(193)
BOS				1.250	04/09/2020	05/14/2020	(2,123)		(2,125)
BPS				2.400	04/06/2020	05/11/2020	(3,148)		(3,153)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

BRC	0.500	03/25/2020	TBD(3)	(58)	(58)
CDC	1.550	04/06/2020	05/11/2020	(788)	(789)
2.150	04/27/2020	06/24/2020	(6,200)	(6,202)
CIB	2.050	04/27/2020	06/01/2020	(1,796)	(1,796)
CIW	1.750	04/16/2020	05/15/2020	(1,455)	(1,456)
FOB	2.000	05/01/2020	TBD(3)	(983)	(983)
2.500	03/25/2020	TBD(3)	(994)	(997)
JML	0.200	04/15/2020	07/15/2020	EUR	(841)	(921)
0.750	04/17/2020	07/17/2020	GBP	(144)	(182)
0.750	04/28/2020	07/24/2020	(1,746)	(2,199)
NOM	2.300	04/07/2020	05/08/2020	$(2,729)	(2,733)
RDR	1.150	03/17/2020	TBD(3)	(3,074)	(3,078)
1.550	04/09/2020	05/08/2020	(1,201)	(1,202)
RTA	2.469	04/15/2020	07/15/2020	(2,922)	(2,925)
2.614	04/08/2020	05/08/2020	(2,695)	(2,700)
SOG	1.350	03/23/2020	05/08/2020	(3,982)	(3,988)
UBS	2.000	04/15/2020	05/15/2020	(2,269)	(2,271)
2.000	04/16/2020	05/18/2020	(1,966)	(1,968)
2.100	04/07/2020	05/07/2020	(5,167)	(5,174)
2.250	04/07/2020	05/07/2020	(1,196)	(1,198)
Total Reverse Repurchase Agreements	$(48,291)
(m)	Securities with an aggregate market value of $60,052 and cash of $468 have been pledged as collateral under the terms of master agreements as of April 30, 2020.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended April 30, 2020 was $(49,957) at a weighted average interest rate of 2.119%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	18.213%	$300	$(1)	$(86)	$(87)	$0	$(1)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	17.815	700	(3)	(207)	(210)	0	(4)
$(4)	$(293)	$(297)	$0	$(5)
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2022	$24,600	$(780)	$(858)	$(1,638)	$0	$(9)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	43,420	2,555	3,025	5,580	32	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026	15,300	723	1,050	1,773	7	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	28,100	200	4,155	4,355	0	(5)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	49,900	2,148	9,063	11,211	0	(30)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	83,100	(2,711)	54,013	51,302	0	(625)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049	3,700	(15)	(1,438)	(1,453)	36	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	10,600	(76)	(3,334)	(3,410)	107	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	51,500	28	(11,247)	(11,219)	500	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	8,400	(19)	(2,103)	(2,122)	83	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	30,500	(108)	(6,437)	(6,545)	289	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	8,800	(34)	(2,466)	(2,500)	84	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	1,700	(5)	(658)	(663)	17	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	311	408	6	0
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	5,800	106	(116)	(10)	0	(54)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	1,200	(1)	(39)	(40)	0	(12)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	17,800	185	(770)	(585)	0	(105)
$2,293	$42,151	$44,444	$1,161	$(840)
Total Swap Agreements	$2,289	$41,858	$44,147	$1,161	$(845)
Cash of $6,500 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2020.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BOA	05/2020	$417	PEN	1,426	$5	$0
BPS	05/2020	EUR	935	$1,022	0	(3)
05/2020	GBP	420	525	0	(4)
05/2020	$1,877	EUR	1,725	13	0
BRC	05/2020	GBP	23,166	$28,343	0	(835)
05/2020	$764	GBP	618	14	0
CBK	05/2020	GBP	1,896	$2,371	0	(17)
05/2020	$879	EUR	812	11	0
05/2020	29,781	GBP	23,930	359	0
06/2020	GBP	23,930	$29,785	0	(358)
06/2020	INR	114,897	1,519	0	(4)
06/2020	$374	PEN	1,258	0	(2)
06/2020	46	RUB	3,634	3	0
09/2020	650	PEN	2,223	6	0
DUB	05/2020	BRL	189	$37	2	0
05/2020	$35	BRL	189	0	0
GLM	05/2020	MXN	53,659	$2,148	0	(78)
05/2020	$1,439	GBP	1,170	35	0
05/2020	1,498	MXN	37,232	47	0
06/2020	MXN	37,232	$1,487	0	(47)
HUS	05/2020	AUD	65	40	0	(3)
05/2020	BRL	189	35	0	0
05/2020	$35	BRL	189	0	0
05/2020	215	EUR	200	4	0
06/2020	BRL	189	$35	0	0
06/2020	IDR	22,484,440	1,492	0	(11)
JPM	05/2020	MXN	37,232	1,542	0	(3)
06/2020	$2,089	MXN	39,922	0	(444)
MYI	06/2020	1,615	IDR	22,422,900	0	(116)
RYL	05/2020	2,735	MXN	53,659	0	(509)
SCX	05/2020	EUR	15,093	$16,582	42	0
05/2020	GBP	236	293	0	(4)
05/2020	$604	PEN	2,065	7	0
06/2020	EUR	13,291	$14,565	0	(7)
06/2020	$1,598	INR	115,517	0	(67)
SOG	05/2020	20	RUB	1,533	1	0
UAG	06/2020	18	1,465	1	0
Total Forward Foreign Currency Contracts	$550	$(2,512)
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	5.101%	$500	$(98)	$15	$0	$(83)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	5.101	700	(139)	23	0	(116)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	5.101	800	(166)	34	0	(132)
Total Swap Agreements	$(403)	$72	$0	$(331)
(p)

Securities with an aggregate market value of $1,667 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$26,949	$13,012	$39,961
Corporate Bonds & Notes
Banking & Finance	0	66,551	0	66,551
Industrials	1,930	61,180	0	63,110
Utilities	0	29,286	0	29,286
Convertible Bonds & Notes
Industrials	0	1,992	0	1,992
Utilities	0	1	0	1
Municipal Bonds & Notes
California	0	615	0	615
Illinois	0	6,580	0	6,580
Virginia	0	325	0	325
West Virginia	0	6,392	0	6,392
U.S. Government Agencies	0	7,770	2,442	10,212
Non-Agency Mortgage-Backed Securities	0	26,918	0	26,918
Asset-Backed Securities	0	45,898	5,950	51,848
Sovereign Issues	0	10,856	0	10,856
Common Stocks
Communication Services	356	0	1	357
Consumer Discretionary	2,196	0	0	2,196
Energy	0	1	0	1
Industrials	0	0	216	216
Warrants
Communication Services	0	673	0	673
Industrials	0	0	150	150
Preferred Securities
Banking & Finance	0	3,274	0	3,274
Industrials	0	104	6,311	6,415
Real Estate Investment Trusts
Real Estate	3,525	0	0	3,525
Short-Term Instruments
Repurchase Agreements	0	19,311	0	19,311
Short-Term Notes	0	94	0	94
Argentina Treasury Bills	0	847	0	847
U.S. Treasury Bills	0	8,146	0	8,146
Total Investments	$8,007	$323,763	$28,082	$359,852
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,161	0	1,161
Over the counter	0	550	0	550
$0	$1,711	$0	$1,711
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(845)	0	(845)
Over the counter	0	(2,843)	0	(2,843)
$0	$(3,688)	$0	$(3,688)
Total Financial Derivative Instruments	$0	$(1,977)	$0	$(1,977)
Totals	$8,007	$321,786	$28,082	$357,875

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2020:
Category and Subcategory	Beginning Balance at 07/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2020 (1)
Investments in Securities, at Value

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	April 30, 2020 (Unaudited)

Loan Participations and Assignments	$1,908	$14,563	$(196)	$(50)	$(1)	$(3,312)	$100	$0	$13,012	$(3,312)
U.S. Government Agencies	2,433	0	(34)	93	12	(62)	0	0	2,442	(63)
Asset-Backed Securities	8,729	1,035	(1,818)	0	160	(2,156)	0	0	5,950	(2,268)
Common Stocks
Communication Services	0	0	0	0	0	0	1	0	1	0
Industrials	369	0	0	0	0	(153)	0	0	216	(153)
Warrants
Industrials	731	0	0	0	0	(581)	0	0	150	(581)
Preferred Securities
Industrials	10,669	743	0	0	0	(5,101)	0	0	6,311	(5,101)
Totals	$24,839	$16,341	$(2,048)	$43	$171	$(11,365)	$101	$0	$28,082	$(11,478)
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 04/30/2020	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments		$4,600	Market Based Approach			Recovery Value			100.000	—
		2,231	Reference Instrument			Liquidity Discount			$0.750	—
		6,181	Third Party Vendor			Broker Quote			63.000 - 100.250	71.799
U.S. Government Agencies		2,442	Proxy Pricing			Base Price			61.040	—
Asset-Backed Securities		5,950	Proxy Pricing			Base Price			3,474.000 - 100,000.000	44,845.673
Common Stocks
Communication Services		1	Other Valuation Techniques(2)			—			—	—
Industrials		216	Other Valuation Techniques(2)			—			—	—
Warrants
Industrials		150	Other Valuation Techniques(2)			—			—	—
Preferred Securities
Industrials		6,311	Fundamental Valuation			Company Equity Value			$475,300,000.000	—
Total		$28,082
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy,

Notes to Financial Statements (Cont.)

separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company's market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Capital Markets LLC
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RTA	RBC (Barbados) Trading Bank Corp.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
CIW	CIBC World Markets Corp.	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	INR	Indian Rupee	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	EUR003M	3 Month EUR Swap Rate	PRIME	Daily US Prime Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	DAC	Designated Activity Company	TBD	To-Be-Determined
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate